Exhibit 99.1

Deutsche Bank 2010 Leveraged Finance Conference September 30, 2009

2 Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and other filings with the SEC, which can be accessed at www.UHS.com under “Financials.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. Forward Looking Statements

3 UHS - Who We Are: Leading Provider of Equipment Based Therapies & Solutions Monitors Bariatrics Ventilators IV Pumps Sampling of Equipment Rental Products Beds / Surfaces Wound Therapy > 8,000 hospital, alternate site and manufacturer customers Nationwide footprint of > 80 offices and 6 centers of excellence

4 Examples Of Customers Acute Care Hospitals (> 4,000) Alternative Care (> 4,000) Manufacturers (> 200)

5 UHS Value Added Approach to Customers Equipment Based Solutions • In-house equipment management •Wound prevention & care •Patient handling / falls •Medication errors / infectious disease Capital & Operating Costs Nursing Productivity & Satisfaction Patient Safety & Outcomes

6 Equipment Rental Medical Equipment in Times of Peak Need or Emergency Hospital Customer Need: Peak Need Rental Customer Need UHS Solution Peak Needs Rental 10% Owned Equipment 90% Winter Spring Summer Fall UHS is a recognized market leader

7 Hospital Customer Need: Fully Outsourced Program Incremental Capital Low Asset Utilization / Lost Equipment Nursing Distractions Reduce Infections and Never Events Customer Need UHS Solution: Asset Management Program Peak Needs Rental = 10% Owned Equipment = 90% Equipment Needs Asset Management Program UHS is innovator; Tipping point nearing; Currently in 2nd Inning Winter Spring Summer Fall

8 Asset Management Illustration People 0% 20% 40% 60% 80% Pre-Asset Mgmt Post Asset Mgmt Utilization Technology Processes Up Front Capital and Annual Operating Cost Savings Allowing Nurses to Focus on Patient Care, Reducing Infections and Never Events

9 Hospital or Manufacturer Customer Need: Services and Remarketing Customer Need UHS Solution Broken or Non-Functional Equipment Obsolete or Unused Equipment Asset Recovery & Brokerage Maintain & Repair Services • Preventative • Fully Outsourced (CHAMP) • Supplemental / Peak Needs

10 Legacy Business: 1st 65 Years Moveable Medical Equipment Peak Need Rental With > 8,000 Outsourcing Customers, our Legacy Business Serves as a Springboard for New Markets

11 Expanded Addressable Market: Last 5 years Asset Mgmt Program ~$3 Billion Market Moveable Medical Equipment Peak Need Rental Typically, our Asset Management Customers Come From Expanded Peak Need Rental Relationships

12 Expanded Addressable Markets: Last 2 Years Asset Mgmt Program ~$3 Billion Market Patient Handling ~$600 million Market Wound Prevention & Therapy Surfaces Negative Pressure Wound Therapy > $1.0 Billion Market Substantially Capital-light to UHS Moveable Medical Equipment Peak Need Rental

13 Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations 2009 YTD Adjusted EBITDA Trend Q1-2009 (7.0%) Q2-2009 Weak Flu Season and Customer Proactivity in Reducing Rentals Growth in Asset Management and New Initiatives Offset Weak Peak Need Rentals + 7.6% Full Year Results Expected to Show Modest Growth

14 $135 Bank Line (as of 6/30/09) Available Liquidity = $99 Used = $36 (Including LOCS and net of cash on hand) Debt Maturities $- $100 $200 $300 $400 $500 2009 2010 2011 2012 2013 2014 2015 $135 Revolver Liquidity Remains Robust $ millions

Leverage Trend


Total Net Debt and Accrued Interest / LTM Adjusted EBITDA
6.0
5.0
4.0
3.0
2.0
1.0
Recap
Recap
Q1-00
Q2-00
Q3-00
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Q1-02
Q2-02
Q3-02
Q4-02
Q1-03
Q2-03
Q3-03
Q4-03
Q1-04
Q2-04
Q3-04
Q4-04
Q1-05
Q2-05
Q3-05
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09

Note that our calculations include Accrued Interest for conservatism

UHS

Refer to Appendix for reconciliation of Adjusted EBIDTA to Cash Flow from Operations

15

16 5.0x + / - 5.0x Year-end Leverage $68 $104 2008 Hospital System Asset Management implementations Heavy spending for our numerous new customers in 2008 Mid - Upper $40’s Accrual CAPEX $106 - $110 2009 E - Hospital Admissions / Elective Surgeries / Flu - Proactive Management of Rental by Customers - Unemployment / Self Insured / Customer Financial Health + / - Impact of Pending Health Care Reform + Curtailed Hospital Capex + Upgrades to reduce Hospital Acquired Conditions Adjusted EBITDA Wild Cards Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations & Accrual CAPEX to Cash used in Investing Activities Estimated Guidance ($ in Millions)

17 Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations Continue to Expect Modest Growth Despite the Economic Environment Adjusted EBITDA ($ 000's) - 20,000 40,000 60,000 80,000 100,000 120,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 E

18 Selected Reconciliations EBITDA Reconciliation: Q2 2008 & 2009 EBITDA Reconciliation: 1998 – LTM Q2 2009 Depreciation and Amortization Reconciliation Other Reconciliations Appendix

19 Selected Reconciliations $ in Millions 2nd Quarter June YTD LTM Q2 2008 2009 2008 2009 2009 Gross Margin FAS 141 Impact Depreciation 3.6 $ 3.4 $ 7.2 $ 6.8 $ 14.4 $ Occupancy 0.1 - 0.1 0.1 0.2 Fixed Asset Disposals 0.4 0.4 0.9 0.8 1.7 Total Gross Margin FAS 141 Impact 4.1 $ 3.8 $ 8.2 $ 7.7 $ 16.3 $ SG&A per GAAP to Cash SG&A SG&A per GAAP 21.7 $ 21.2 $ 43.6 $ 43.2 $ 84.8 $ Stock Option Expense (0.6) (0.3) (1.2) (0.9) (2.2) Other - - - - (0.1) Historical Depreciation & Amortization (0.7) (0.7) (1.5) (1.4) (2.9) FAS 141 Depreciation & Amortization (4.2) (3.8) (8.3) (7.8) (15.9) Other FAS 141 Impact (0.1) (0.1) (0.2) (0.1) (0.2) Management, Board, & Strategic Fees (0.4) (0.3) (0.6) (0.7) (1.4) Cash SG&A 15.7 $ 16.0 $ 31.8 $ 32.3 $ 62.1 $ Intangible Asset Impairment Charge - $ - $ - $ - $ 4.0 $

20 Selected Reconciliations Gross Margin Pre-FAS 141 to Gross Margin $ in Millions 2nd Quarter June YTD LTM Q2 2008 2009 2008 2009 2009 Medical Equipment Outsourcing Gross Margin Pre-FAS 141 23.8 $ 24.4 $ 51.9 $ 49.9 $ 93.8 $ FAS 141 Outsourcing Depreciation 3.6 3.4 7.2 6.8 14.4 Other FAS 141 Items 0.3 0.1 0.5 0.3 0.9 Gross Margin per GAAP 19.9 $ 20.9 $ 44.2 $ 42.8 $ 78.5 $ Technical & Professional Services Gross Margin Pre-FAS 141 2.7 $ 3.1 $ 6.1 $ 6.2 $ 12.7 $ Gross Margin per GAAP 2.7 $ 3.1 $ 6.1 $ 6.2 $ 12.7 $ Medical Equipment Sales & Remarketing Gross Margin Pre-FAS 141 1.1 $ 1.5 $ 2.2 $ 2.6 $ 6.0 $ Other FAS 141 Items 0.2 0.3 0.5 0.6 1.0 Gross Margin per GAAP 0.9 $ 1.2 $ 1.7 $ 2.0 $ 5.0 $ Total Gross Margin Pre-FAS 141 27.7 $ 29.0 $ 60.2 $ 58.7 $ 112.5 $ Total FAS 141 Depreciation 3.6 3.4 7.2 6.8 14.4 Total Other FAS 141 Items 0.5 0.4 1.0 0.9 1.9 Total Gross Margin per GAAP 23.6 $ 25.2 $ 52.0 $ 51.0 $ 96.2 $

EBITDA Reconciliation

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") before management and board fees, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below.

$ in Millions	2nd Quarter		June YTD		LTM Q2
	2008	2009	2008	2009	2009
Net Cash provided by Operating Activities	$ 9.4	$ 6.8	$ 28.3	$ 25.3	$ 53.2
Changes in Operating Assets and Liabilities	4.5	9.3	3.2	7.0	7.4
Other and Non-Cash Expenses	1.4	0.8	2.0	1.5	6.1
Income Tax Expense	(3.9)	(3.0)	(5.9)	(6.1)	(15.6)
Interest Expense	11.9	11.8	23.5	23.6	47.0
EBITDA	23.3	25.7	51.1	51.3	98.1
Management, Board, & Strategic Fees	0.4	0.3	0.6	0.7	1.3
Other	-	-	-	-	0.1
Stock Option Expense	0.6	0.3	1.2	0.9	2.2
FAS 141 Impact	0.6	0.5	1.2	1.0	2.2
Adjusted EBITDA	$ 24.9	$ 26.8	$ 54.1	$ 53.9	$ 103.9

UHS

21

EBITDA Reconciliation: 1998 – LTM Q2 2009

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") before management and board fees, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below.

$ in Millions	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	LTM Q2 2009
Net Cash provided by Operating Activities	$ 9.7	$ 15.2	$ 28.2	$ 31.7	$ 40.2	$ 16.0	$ 38.0	$ 44.0	$ 48.9	$ 29.8	$ 56.2	$ 53.2
Changes in Operating Assets and Liabilities	1.4	3.7	(3.5)	0.4	4.1	7.9	2.2	2.3	0.7	6.7	3.6	7.4
Other and Non-Cash Expenses	0.9	0.7	(2.3)	(3.7)	(11.7)	(7.9)	(3.4)	(3.3)	(4.1)	(28.5)	6.5	6.1
Income Tax Expense	(1.1)	(1.7)	0.1	0.1	0.1	0.3	1.2	0.8	0.6	(9.7)	(15.4)	(15.6)
Interest Expense	11.2	18.0	20.7	19.6	18.1	20.2	30.5	31.1	31.6	40.2	46.9	47.0
EBITDA	22.1	35.9	43.2	48.1	50.8	36.5	68.5	75.0	77.7	38.5	97.8	98.1
Recapitalization, company sale, stock compensation and severence expenses	5.1	-	-	1.6	10.1	14.4	-	-	-	27.2	-	-
Terminated IPO Expenses	-	-	-	1.2	-	-	-	-	-	-	-	-
Loss on extinguishment of debt	-	-	-	-	-	13.3	-	-	-	23.4	-	-
Financing and Reorganization Charges	$ 5.1	$ -	$ -	$ 2.8	$ 10.1	$ 27.7	$ -	$ -	$ -	$ 50.6	$ -	$ -
Management, Board, & Strategic Fees	-	-	0.3	0.4	0.3	0.3	0.7	0.8	1.6	1.0	1.3	1.3
Other	2.9	-	-	-	-	-	-	-	-	(0.7)	0.1	0.1
Stock Option Expense	-	-	-	-	-	-	-	-	1.7	3.7	2.5	2.2
FAS 141 Impact	-	-								2.4	2.3	2.2
Adjusted EBITDA	$ 30.1	$ 35.9	$ 43.5	$ 51.3	$ 61.2	$ 64.5	$ 69.2	$ 75.8	$ 81.0	$ 95.5	$104.0	$ 103.9
Total Revenue	$ 69.4	$ 92.2	$106.0	$125.6	$153.8	$171.0	$199.6	$215.9	$225.1	$264.0	$289.1	$ 288.8
Total Debt & Accrued Interest, Less Cash & Investments *	$153.8	$192.4	$199.0	$209.2	$205.8	$276.7	$301.9	$305.0	$315.0	$501.1	$521.7	$ 519.6
Leverage (Total Net Debt & Accrued Interest Less Cash & Investments/ LTM adj EBITDA) *	5.1	5.4	4.6	4.1	3.4	4.3	4.4	4.0	3.9	5.2	5.0	5.0

*** As of End of Period**

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23 Depreciation & Amortization Reconciliations $ in Millions 2nd Quarter June YTD LTM Q2 2008 2009 2008 2009 2009 Historical Outsourcing Depreciation 12.8 $ 13.6 $ 25.4 $ 27.2 $ 53.0 $ FAS 141 Outsourcing Depreciation 3.6 3.4 7.2 6.8 14.4 Total Outsourcing Depreciation 16.4 17.0 32.6 34.0 67.4 Historical Technical & Professional Services Depreciation 0.1 0.1 0.2 0.2 0.4 FAS 141 Technical & Professional Services Depreciation - - - - - Total Technical & Professional Services Depreciation 0.1 0.1 0.2 0.2 0.4 Historical Sales & Remarketing Depreciation 0.1 - 0.1 0.1 0.2 FAS 141 Sales & Remarketing Depreciation - - - - - Total Sales & Remarketing Depreciation 0.1 - 0.1 0.1 0.2 Historical Gross Margin Depreciation 13.0 13.7 25.7 27.5 53.6 Gross Margin FAS 141 Depreciation 3.6 3.4 7.2 6.8 14.4 Total Gross Margin Depreciation 16.6 17.1 32.9 34.3 68.0 Historical Selling, General, and Admin Depreciation 0.7 0.7 1.5 1.4 2.9 FAS 141 Selling, General, and Admin Depreciation 0.2 0.1 0.3 0.3 0.7 Total Selling, General, and Admin Depreciation 0.9 0.8 1.8 1.7 3.6 Total FAS 141 Selling, General, and Admin Amortization 4.0 3.7 8.0 7.5 15.2 Intangible Asset Impairment Charge - - - - 4.0 Total Depreciation, Amortization, and Impairment 21.5 $ 21.6 $ 42.7 $ 43.5 $ 90.8 $

24 Other Reconciliations YTD LTM $ in Millions 2000 2001 2002 2003 2004 2005 2006 2007 2008 Q2 2009 Q2 2009 Cash used in Investing Activities 31.5 $ 41.5 $ 39.0 $ 36.8 $ 65.2 $ 40.6 $ 51.7 $ 418.9 $ 71.4 $ 15.7 $ 44.2 $ - Acquisitions - (7.8) - (1.9) (15.1) (1.1) - (349.7) - - - - / + Other 0.1 (0.3) (0.2) (0.2) - - - 1.4 - 0.8 0.8 - ME in A/P prior period (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) (7.4) (9.0) (5.7) (3.5) + ME in A/P current period 3.0 5.9 6.0 10.5 3.8 5.8 7.4 9.0 5.7 3.2 3.2 Accrual CAPEX 31.6 $ 36.3 $ 38.9 $ 39.2 $ 43.4 $ 41.5 $ 53.3 $ 72.2 $ 68.1 $ 14.0 $ 44.7 $ Certain Intellamed Assets - $ - $ - $ - $ - $ - $ - $ (14.6) $ - $ - $ - $ UHS by Parent - - - - - - - (335.1) - - - Other - (7.8) - (1.9) (15.1) (1.1) - - - - - Total Acquisitions - $ (7.8) $ - $ (1.9) $ (15.1) $ (1.1) $ - $ (349.7) $ - $ - $ - $ ACCRUAL CAPEX RECONCILIATION ACQUISITIONS